Ordinary Shares and Warrants	12 Months Ended
Dec. 31, 2016
Ordinary Shares and Warrants [Abstract]
ORDINARY SHARES AND WARRANTS

NOTE 7 - ORDINARY SHARES AND WARRANTS:

a.	Ordinary shares:

Inc is authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share, of which 25,276,142 were issued and outstanding as of December 31, 2015. During January 2016 Inc issued 480,000 ordinary shares par value $0.0001 in connection with ASM Former Shareholder’s exercising his put option on his remaining shares in ASM. As a result the ordinary shares issued and outstanding during that date, as of December 31, 2016 and as of the date of this report were 25,756,142; and 5,000,000 preferred shares with a par value of $0.0001 per share, of which none were issued and outstanding.

b.	Warrants:

Since its inception, Cambridge have issued 8,577,125 warrants which were assumed by Inc in the merger (see note 1). Each warrant entitles its holder to purchase one ordinary share at a price of $11.50 and is expiring on December 17, 2018. Inc may redeem the warrants in the event that the traded ordinary share price is at least $17.50 per share (for any 20 trading days within a 30-day trading period) on a “cashless basis”.

On March 21, 2016, Inc received a letter from NASDAQ informing that its warrants did not meet the minimum 400 Round Lot Holder requirement for initial listing on the NASDAQ and that the Staff had determined to initiate procedures to delist Inc’s warrants from NASDAQ. As Inc did not appeal this determination, Inc’s warrants were delisted from NASDAQ on April 18, 2016 and since such date have traded on the “Pink Sheets” under the symbol “ABIWF.”